Exhibit 10.7

                              WAUSAU PAPER CORP.
                           2000 STOCK INCENTIVE PLAN

                         AS AMENDED DECEMBER 16, 2005


                               TABLE OF CONTENTS

                                                                           Page

Section 1.    Purpose                                                       1
Section 2.    Certain Definitions                                           1
      Section 2.1.  "Board"                                                 1
      Section 2.2.  "Cause"                                                 1
      Section 2.3.  "Change in Control"                                     1
      Section 2.4.  "Code"                                                  2
      Section 2.5.  "Committee"                                             2
      Section 2.6.  "Common Stock"                                          2
      Section 2.7.  "Company"                                               2
      Section 2.8.  "Director"                                              2
      Section 2.9.  "Disability"                                            2
      Section 2.10.  "Dividend Equivalent"                                  2
      Section 2.11.  "Effective Date"                                       2
      Section 2.12.  "Employed"                                             2
      Section 2.13.  "Exchange Act"                                         2
      Section 2.14.  "Fair Market Value"                                    2
      Section 2.15.  "Grant"                                                3
      Section 2.16.  "Grant Agreement"                                      3
      Section 2.17.  "Grantee"                                              3
      Section 2.18.  "Incentive Stock Option"                               3
      Section 2.19.  "Key Employee"                                         3
      Section 2.20.  "Non-Qualified Option"                                 4
      Section 2.21.  "Option"                                               4
      Section 2.22.  "Optionee"                                             4
      Section 2.23.  "Option Price"                                         4
      Section 2.24.  "Performance Goals"                                    4
      Section 2.25.  "Performance Unit"                                     4
      Section 2.26.  "Plan"                                                 4
      Section 2.27.  "Qualified Performance-Based Grant"                    4
      Section 2.28.  "Restricted Stock"                                     4
      Section 2.29.  "Retirement"                                           4
      Section 2.30.  "Share"                                                5
      Section 2.31.  "Subsidiary"                                           5
      Section 2.32.  "Termination of Employment"                            5
      Section 2.33.  "Termination of Service"                               5
      Section 2.34.  "Vesting Period"                                       5
Section 3.  Number of Shares Available for Grant                            5
      Section 3.1.   Shares Subject                                         5
      Section 3.2.   Undelivered Shares                                     5
      Section 3.3.   Exercise or Withholding Using Shares                   6
                                       -i-
      Section 3.4.   Stock Dividends, etc.                                  6
      Section 3.5.   Other Changes                                          6
Section 4.  Administration of the Plan                                      7
      Section 4.1.   The Committee                                          7
      Section 4.2.   Authority of Committee                                 7
      Section 4.3.   Actions by the Committee                               8
      Section 4.4.   Limitation on Liability and Indemnification            8
Section 5.  Individuals Eligible to Participate                             8
Section 6.  Awarding of Options                                             8
      Section 6.1.   Awards by Committee                                    8
      Section 6.2.   Grant Agreement                                        9
      Section 6.3.   Terms and Conditions of the Options                    9
      Section 6.4.   Termination or Lapse of Options                       11
Section 7.  Exercise and Payment of Option Price                           11
      Section 7.1.   Exercise of Options                                   11
      Section 7.2.   Payment for Shares                                    12
      Section 7.3.   Issuance of Shares                                    12
Section 8.  Awarding of Restricted Stock                                   12
      Section 8.1.   Awards by Committee                                   12
      Section 8.2.   Grant Agreement                                       12
      Section 8.3.   Terms and Conditions of Grants of Restricted Stock    13
      Section 8.4.   Rights of Shareholder                                 14
      Section 8.5.   Issuance of Shares                                    14
      Section 8.6.   Waiver of Section 83(b) Election                      15
Section 9.  Awarding of Performance Units                                  15
      Section 9.1.   Awards by Committee                                   15
      Section 9.2.   Grant Agreement                                       15
      Section 9.3.   Terms and Conditions of Grants of Performance Units   15
      Section 9.5.   Settlement of Grants                                  16
      Section 9.4.   Deferral of Receipt                                   16
      Section 9.6.   Issuance of Shares                                    16
Section 10. Dividend Equivalent Payments                                   17
Section 11. Tax Withholding                                                17
Section 12. Change in Control                                              17
      Section 12.1.  Adjustment of Options                                 17
      Section 12.2.  Definition of "Change in Control"                     18
Section 13. Delivery of Certificates                                       21
Section 14. Section 409A Compliance                                        22
Section 15. Amendment and Termination of Plan                              22
      Section 15.1.   Amendment of Plan                                    22
      Section 15.2.   Termination of Plan                                  22
Section 16. Investment Intent                                              22
Section 17. Availability of Information                                    23
      Section 17.1.   Registered Shares                                    23
                                       -ii-
      Section 17.2.   Unregistered Shares                                  23
Section 18. Limitation of Rights                                           23
      Section 18.1.   Conditions of Service                                23
      Section 18.2.   Company Assets                                       23
Section 19. Compliance with Applicable Laws                                23
Section 20. Governing Law                                                  24
                                       -iii-

                              WAUSAU PAPER CORP.
                           2000 STOCK INCENTIVE PLAN
                         AS AMENDED DECEMBER 16, 2005


      SECTION 1. PURPOSE. The Plan has been adopted to enable the Company to attract and retain management-level employees and directors and to link stock-based individual participant incentives directly to the Company's financial performance and increases in shareholder value. The Plan was amended and restated effective as of December 19, 2003, to permit the awarding of restricted stock and performance units as a means to further the purpose of the Plan, to reflect the adoption of the Plan by the shareholders of the Company on April 19, 2001, and to reflect changes in the corporate governance structure of the Company and is further amended on December 16, 2005, effective January 1, 2005 with respect to those provisions amended to conform to the requirements of Code Section 409A.

      SECTION 2. CERTAIN DEFINITIONS. As used in this Plan, and in addition to any terms elsewhere defined in this Plan, the following terms, when capitalized, shall have the meanings set forth in this Section 2.

      SECTION 2.1."BOARD" means the Board of Directors of the Company.

      SECTION 2.2."CAUSE" means, with respect to any Grantee and unless otherwise provided by the Committee, (a) "Cause" as defined in the related Grant Agreement, or (b) if there is no definition of "Cause" in the related Grant Agreement, then with respect to such Grantee, Cause means: (i) an intentional failure to perform assigned duties; (ii) willful misconduct in the course of the Grantee's employment; (iii) breach of a fiduciary duty involving personal profit or acts or omissions of personal dishonesty, including, but not limited to, commission of any crime of theft, embezzlement, or misapplication of funds; (iv) any intentional, reckless, or negligent act or omission to act which results in the violation by the Grantee of any policy established by the Company or a Subsidiary which is intended to insure compliance with applicable securities, environmental, employment discrimination, or other laws or which causes or results in the Company's or a Subsidiary's violation of such laws, except any act done by the Grantee in good faith, as determined in the reasonable discretion of the Committee, or which results in a violation of such policies or laws which is, in the reasonable sole discretion of such Committee, immaterial; (v) violation of any policy of the Company which is grounds for Termination of Service under such policy; or (vi) any of the foregoing which results in material loss to the Company or any of its Subsidiaries. The Committee shall have the sole discretion to determine whether Cause exists, and the Committee's determination shall be final.

      SECTION 2.3."CHANGE IN CONTROL" has the meaning set forth in Section
12.2.
                                       -1-
      SECTION 2.4."CODE" means the Internal Revenue Code of 1986, as amended. The reference to any specific section of the Code or any regulation promulgated thereunder shall include any successor section or sections or regulation or regulations, as the case may be.

      SECTION 2.5."COMMITTEE" means the Compensation Committee of the Board.

      SECTION 2.6."COMMON STOCK" means the common stock, no par value, of the Company.

      SECTION 2.7."COMPANY" means Wausau Paper Corp., a Wisconsin corporation.

      SECTION 2.8."DIRECTOR" means a member of the Board, and includes all such members who are also employees of the Company.

      SECTION 2.9."DISABILITY" means (a) a physical or mental condition which qualifies as a total and permanent disability under the terms of any plan or policy maintained by the Company or a Subsidiary and for which the Grantee is eligible to receive benefits under such plan or policy, or (b) if the Grantee does not participate in a disability plan or is not covered by a disability policy of the Company or a Subsidiary, Disability means the permanent and total inability of the Grantee by reason of mental or physical infirmity, or both, to perform the work customarily assigned to him or her, if a medical doctor selected or approved by the Committee, and knowledgeable in the field of such infirmity, advises the Committee either that it is not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of said Grantee's lifetime.

      SECTION 2.10."DIVIDEND EQUIVALENT" means an award made pursuant to
Section 10.

      SECTION 2.11."EFFECTIVE DATE" means June 22, 2000.

      SECTION 2.12."EMPLOYED" and any variation thereof such as "Employment," means, as appropriate, employed by or employment with any of the Company or any present or future Subsidiary.

      SECTION 2.13."EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended. The reference to any specific section of the Exchange Act or any regulation promulgated thereunder shall include any successor section or sections or regulation or regulations, as the case may be.

      SECTION 2.14."FAIR MARKET VALUE" of a share of Common Stock as of any date means the price per Share as determined in accordance with the following:

            (A) EXCHANGE. If the principal market for the Common Stock is a national securities exchange, "Fair Market Value" means the average of the highest and lowest reported sale prices of the Common Stock on the New York Stock Exchange Composite
                                       -2-
      Tape if the Common Stock is then listed for trading on such exchange, otherwise, the average of the highest and lowest reported sales prices of the Common Stock in any transaction reported on the principal exchange on which the Common Stock is then listed for trading.


            (B) OVER-THE-COUNTER. If the principal market for the Common Stock is an over-the-counter market, "Fair Market Value" means the average of the highest bid and lowest ask prices of the Common Stock reported in the Nasdaq National Stock Market, or if the Common Stock is not then listed for trading in such market, the average of the highest bid and lowest ask prices reported on any other bona fide over-the-counter stock market selected in good faith by the Committee.

            (C) DATE. If the date on which Fair Market Value is to be determined is not a business day, or, if there shall be no reported transactions for such date, such determination shall be made on the next preceding business day for which transactions were reported.

            (D) OTHER DETERMINATION. If subparagraphs (a) and (b) are not applicable, Fair Market Value shall mean such amount as may be determined by the Committee by whatever means or method as the Committee, in the good faith exercise of its discretion, shall at such time deem appropriate.

      SECTION 2.15."GRANT" means an award of an Option, Restricted Stock, Performance Unit, or Dividend Equivalent made pursuant to the terms of this Plan.

      SECTION 2.16."GRANT AGREEMENT" means the written agreement evidencing, as applicable, the Grant of an Option, Restricted Stock, Performance Unit, or Dividend Equivalent.

      SECTION 2.17."GRANTEE" means an individual who has received a Grant.

      SECTION 2.18."INCENTIVE STOCK OPTION" means an Option awarded pursuant to the terms of the Plan which is intended by the Committee to meet the requirements of an "incentive stock option" within the meaning of Section 422 of the Code; provided, however, that to the extent an Incentive Stock Option is exercised after the expiration of any limitation on the time of exercise applicable under Section 422 of the Code, or such Option does not meet the qualifications of an "incentive stock option" within the meaning of such
Section 422, such Option shall thereafter be a Non-Qualified Option.

      SECTION 2.19."KEY EMPLOYEE" means any employee of the Company or any other member of the Controlled Group who is a "key employee" as determined pursuant to Code Section 409A.
                                       -3-
      SECTION 2.20."NON-QUALIFIED OPTION" means (a) an Option awarded pursuant to the terms of the Plan which the Committee intends shall not meet the requirements of an "incentive stock option" within the meaning of Section 422 of the Code, and (b) any Option intended to be an Incentive Stock Option which does not satisfy the terms, or is not exercised in accordance with the requirements of, Section 422 of the Code.

      SECTION 2.21."OPTION" means an option to purchase Shares awarded pursuant to the provisions of Section 6.

      SECTION 2.22."OPTIONEE" means an eligible individual, as determined in accordance with Section 5, who has been granted an Option.

      SECTION 2.23."OPTION PRICE" means, with respect to each Option, the price per Share at which such Option may be exercised and the Shares subject to such Option purchased.

      SECTION 2.24."PERFORMANCE GOALS" means the performance goals established by the Committee in connection with an award of Restricted Stock or Performance Units. In the case of Qualified Performance-Based Grants, (a) such Performance Goals shall be based on the attainment of specified levels of one or more of the following measures: earnings per share, net profit after tax, gross profit, operating profit, return on capital employed, or return on equity, and
(b) such Performance Goals shall be set by the Committee within the time period prescribed by Section 162(m) of the Code and related regulations.

      SECTION 2.25."PERFORMANCE UNIT" means an award made pursuant to Section
9.

      SECTION 2.26."PLAN" means the Wausau Paper Corp. 2000 Stock Incentive Plan as set forth herein or as hereafter amended.

      SECTION 2.27."QUALIFIED PERFORMANCE-BASED GRANT" means an award of Performance Units or Restricted Stock designated as such by the Committee at the time of Grant, based upon a determination that (a) the recipient is or may be a "covered employee" within the meaning of Section 162(m)(3) of the Code in the year in which the Company would expect to be able to claim a tax deduction with respect to such Restricted Stock or Performance Units, and (b) the Committee wishes such Grant to qualify for the exemption afforded under Section 162(m)(4)(C) of the Code from the limitations on deductibility otherwise imposed by Section 162(m) of the Code.

      SECTION 2.28."RESTRICTED STOCK" means Common Stock which has been issued in accordance with a Grant pursuant to Section 8 and as to which all of the conditions set forth in the applicable Grant Agreement have not yet been satisfied.

      SECTION 2.29."RETIREMENT" means, with respect to a Grantee who is Employed, the Termination of Service by the Grantee on or after the date on which the Grantee had attained age fifty-five and completed ten calendar years of service with the Company, including service with
                                       -4-
any Subsidiary, and, with respect to a Grantee who is a Director who is not Employed, the Termination of Service by the Director on or after the completion of not less than five calendar years of service as a Director.

      SECTION 2.30."SHARE" means a share of Common Stock.

      SECTION 2.31."SUBSIDIARY" means any corporation, partnership, or other entity in which the Company owns, directly or indirectly, at least a 50% interest in the voting rights or profits.

      SECTION 2.32."TERMINATION OF EMPLOYMENT" means the termination of a Grantee's employment with the Company and each member of the Controlled Group.

      SECTION 2.33."TERMINATION OF SERVICE" means, (a) with respect to an Employed Grantee, the Grantee's Termination of Employment, and (b) with respect to a Director who is not Employed, the termination of such Grantee's service as a Director and as a director of each member of the Controlled Group. For purposes of the Plan, the Grantee's Termination of Service shall be deemed to have occurred at the close of business on the day preceding the first date on which the Grantee incurs a Termination of Employment, or, in the case of a Director, the first date on which the Grantee is no longer a Director or a director of any member of the Controlled Group.

      SECTION 2.34."VESTING PERIOD" means the period of time between the date on which a Grant has been awarded pursuant to the Plan and the date on which all conditions relating to continued employment, satisfaction of Performance Goals, and any other conditions specified by the Committee at the time of the Grant are to have been satisfied.

      SECTION 3.  NUMBER OF SHARES AVAILABLE FOR GRANT.

      SECTION 3.1.SHARES SUBJECT. The aggregate number of Shares which may be delivered under Grants awarded pursuant to the Plan shall be equal to the sum of (a) 3,000,000 and (b) any Shares available for future awards under all prior stock option plans of the Company (the "Prior Plans") as of the Effective Date, including, except as may otherwise be prohibited by applicable regulations relating to Incentive Stock Options or any exchange or over-the-counter listing standards for the Common Stock, any Shares with respect to which options awarded under any Prior Plans are hereafter forfeited, expire, or are canceled without delivery of Shares.

      SECTION 3.2.UNDELIVERED SHARES. To the extent any Shares (a) subject to an Option are not delivered to the Optionee (or the estate or other transferee of such Optionee) because the Option is forfeited, expires, or otherwise becomes unexercisable, or the Shares are not delivered because the Shares are used to satisfy the applicable tax withholding obligation of the Optionee, or
(b) the Shares subject to a Grant of Restricted Stock are forfeited, such Shares shall, except as may otherwise be prohibited by applicable regulations relating to Incentive Stock Options or any exchange or over-the-counter listing standards for the Common Stock, be deemed not to have
                                       -5-
been delivered for purposes of determining the maximum number of Shares available for delivery under the Plan.

      SECTION 3.3.EXERCISE OR WITHHOLDING USING SHARES. If the Option Price of any Option awarded under the Plan or any Prior Plan is satisfied by tendering Shares to the Company (by actual delivery or attestation), only the number of Shares issued to the Optionee (or the estate or other transferee of such Optionee), net of the Shares tendered, shall be deemed to have been delivered for purposes of determining the maximum number of Shares available for delivery under the Plan, except as may otherwise be prohibited by applicable regulations relating to Incentive Stock Options or any exchange or over-the-counter listing standards for the Common Stock. To the extent any Shares are used to satisfy a Grantee's tax withholding obligation, such Shares shall not be deemed to have been delivered for purposes of determining the maximum number of Shares available for delivery under the Plan, except as may otherwise be prohibited by applicable regulations relating to Incentive Stock Options or any exchange or over-the-counter listing standards for the Common Stock.

      SECTION 3.4.STOCK DIVIDENDS, ETC. If the Company shall, after the Effective Date, change the Common Stock into a greater or lesser number of Shares through a stock dividend, stock split-up, or combination of Shares, then
(a) the number of Shares then subject to the Plan, but which are not then subject to any outstanding Grant, (b) the number of Shares subject to each then outstanding Option (to the extent not previously exercised), (c) the number of Performance Units and Shares attributable thereto, and (d) the price per Share payable upon exercise of each then outstanding Option, shall all be proportionately increased or decreased as of the record date for such stock dividend, stock split-up, or combination of Shares in order to give effect thereto. Notwithstanding any such proportionate increase or decrease, no fraction of a Share shall be issued upon the exercise of an Option, and the Shares subject to an Option, and Performance Units or Shares attributable thereto shall be rounded to the nearest whole Share and the Option Price shall be rounded to the nearest full cent.

      SECTION 3.5.OTHER CHANGES. If, after the Effective Date, there shall be any change in the Common Stock or other change in the capitalization of the Company other than through a stock dividend, stock split-up, or combination of Shares, including, but not limited to, a change which results from a merger, consolidation, spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization is within the meaning of Section 368 of the Code), or any partial or complete liquidation of the Company, then if, and only if, the Committee shall determine that such change equitably requires an adjustment in the number or kind of Shares and Performance Units then subject to a Grant, the Option Price with respect to an

Option, or the number of Shares or class of stock remaining subject to the Plan, such adjustment as the Committee shall determine is equitable and as shall be approved by the Board shall be made and shall be effective and binding for all purposes of such Grants and the Plan. If any member of the Board shall, at the time of such approval, be a Grantee, he shall not participate in any action in connection with such adjustment.
                                       -6-
      SECTION 4.  ADMINISTRATION OF THE PLAN.

      SECTION 4.1.THE COMMITTEE.

            (A)   MEMBERSHIP QUALIFICATIONS.  Except as provided in this
      Section 4.1, at all times the Committee shall consist of not less than three members designated by the Board from among those Directors who are not officers or employees of the Company or a Subsidiary and each of whom is (i) a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act (a "Non-Employee Director") and (ii) an "outside director" within the meaning of Section 162(m) of the Code (an "Outside Director"); provided, however, that in addition to the Committee's general authority to amend the Plan as provided for in Section 15.1, the Committee shall have the specific authority to modify or eliminate the foregoing qualifications or adopt such other qualifications as are reasonably intended to result in (x) the award of Grants, and transactions with respect to the award or exercise of such Grants, satisfying an exemption from Section 16(b) of the Exchange Act, or any successor thereto, and (y) compensation recognized by Grantees qualifying as Qualified Performance-Based Grants.

            (B) APPOINTMENT OF OTHER MEMBERS. In the event that one or more members of the Committee shall fail to meet the qualifications set forth in Section 4.1(a), the Board shall remove such member or members and appoint a successor or successors who satisfy such qualifications. The Board shall act in a reasonably prompt manner to fill any vacancy on the Committee from among such of its members who are both Non-Employee Directors and Outside Directors.

            (C) VALIDITY OF GRANTS. Notwithstanding the qualifications for members of the Committee established in Section 4.1(a), any Grants made by the Committee in good faith and without the knowledge that one or more of its members did not satisfy such qualifications, shall be valid and enforceable by the Grantee even though the members of the Committee did not, at the time of such award, satisfy such qualifications.

      SECTION 4.2.AUTHORITY OF COMMITTEE. The Plan shall be administered by the Committee. The Committee shall, subject to the terms of the Plan (including, specifically, Sections 6.1, 8.1, 9.1, and 10), have the authority to, in its sole discretion, (a) select eligible individuals to receive an award of one or more Grants and to participate in the Plan, (b) determine the timing of each Grant (including automatic Grants upon the occurrence of specified events), number of Shares, Performance Units, Shares of Restricted Stock, or Dividend Equivalents subject to each Grant, and the Option Price associated with each Option, (c) establish terms and conditions concerning the time of, and conditions precedent to, the exercisability of each Option or vesting of each Grant (including, without limitation, conditions with respect to the passage of time, satisfaction of Performance Goals, satisfaction of individual performance or other goals of the Grantee, restrictions on competitive employment or satisfaction of Company policies, increase in Fair Market Value of the Common Stock, and any other conditions which the Committee deems reasonably related to the satisfaction of the purpose
                                       -7-
of the Plan), (d) at the time of Grant or at any time thereafter impose such additional terms and conditions on the exercise or vesting of such Grant as it deems necessary or desirable for such Grant, or the exercise or vesting thereof, to be exempt under Section 16(b) of the Exchange Act, and the regulations promulgated thereunder, and to qualify as a Qualified Performance-Based Grant, (e) determine the form of each Grant Agreement and all terms and conditions thereof with respect to each award, including adoption of a formula providing for the award of Grants to Directors at specified intervals, (f) interpret the Plan and the application thereof and establish such rules and regulations as it deems necessary or desirable for the administration of he Plan, (g) modify or cancel any Option or take such action to cause the vesting or exercisability of any or all outstanding
Grants to become exercisable in part or in full for any reason at any time, subject to the limitations of Section 14 and 15.1; provided, however, that no acceleration or waiver of any Performance Goal shall be permitted with respect to a Qualified Performance-Based Grant, except as permitted by Section 12, and
(h) exercise such other authority as is reasonably related to the administration of and/or the fulfillment of the purpose of the Plan. All actions, interpretations, rules, regulations, and conditions taken or established by the Committee shall be final, binding, and conclusive upon the Company and all Grantees.

      SECTION 4.3.ACTIONS BY THE COMMITTEE. A majority of the members of the Committee shall constitute a quorum. In the absence of specific rules to the contrary, action by the Committee shall require the consent of a majority of the members of the Committee, expressed either orally at a meeting of the Committee or in writing in the absence of a meeting.

      SECTION 4.4.LIMITATION ON LIABILITY AND INDEMNIFICATION. No Director, no executive officer or other employee of the Company, and no other agent or representative of the Company shall be liable for any act, omission, interpretation, construction, or determination made in connection with the Plan in good faith, and all such persons shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage, or expense (including attorneys fees) arising therefrom to the full extent permitted by law, except as otherwise may be provided in the Company's articles of incorporation and/or bylaws, and under any directors' and officers' liability insurance that may be in effect from time to time.

      SECTION 5. INDIVIDUALS ELIGIBLE TO PARTICIPATE. Persons who are (a) salaried employees of the Company or any Subsidiary who function in management, administrative, or professional capacities, (b) prospective salaried employees who have accepted offers of employment from the Company or a Subsidiary and will function in a management, administrative, or professional capacity, and
(c) Directors shall be eligible to be selected, in the sole discretion of the Committee, to participate in, and receive an award of one or more Grants pursuant to, the Plan.

      SECTION 6.  AWARDING OF OPTIONS.

      SECTION 6.1.AWARDS BY COMMITTEE. Options shall be awarded to such eligible individuals, as determined by the provisions of Section 5, as the

Committee may, from time to time and at any time, select. Membership of an employee or a prospective employee in a class of
                                       -8-
management, administrative, or professional employees or election as a Director shall not, without specific Committee action, entitle such person to receive an Option award.

      SECTION 6.2.GRANT AGREEMENT. Each Option shall be evidenced by a Grant Agreement, the terms of which may differ from other Grant Agreements. Each Grant Agreement evidencing an award of an Option by the Committee pursuant to
Section 6.1 shall be signed on behalf of the Company and, if so provided by the Committee, the Optionee, and shall set forth with respect to the Option awarded therein, the name of the Optionee, the date awarded, the Option Price, whether the Option is an Incentive Stock Option or a Non-Qualified Stock Option, the number of Shares subject to the Option, and such other terms and conditions consistent with the Plan as determined by the Committee. Each Grant Agreement shall be entered into subject to, and shall incorporate by reference, all terms, conditions, and limitations set forth in the Plan.

      SECTION 6.3.TERMS AND CONDITIONS OF THE OPTIONS. In addition to any other terms, conditions, and limitations specified in the Plan, each Option awarded hereunder shall, as to each Optionee, satisfy the following requirements:

            (A)   DATE OF AWARD.  Options must be awarded on or before June 21,
      2010.

            (B) EXPIRATION. No Incentive Stock Option shall be exercisable after the expiration of ten years from the date such Option is awarded. No Non-Qualified Stock Option shall be exercisable after the expiration of twenty years from the date such Option is awarded.

            (C) PRICE. The Option Price as to any Share subject to an Option may not be less than the Fair Market Value of the Share on the date the Option is awarded.

            (D) LIMITATIONS ON TRANSFERABILITY. No Option shall be transferable by the Optionee other than by will or the laws of descent and distribution, nor can it be exercised by anyone other than the Optionee during the Optionee's lifetime. No Option may be sold, transferred, assigned, pledged, hypothecated, encumbered, or otherwise disposed of (whether by operation of law or otherwise), or be subject to execution, attachment, or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber, or otherwise dispose of any such award, such award and all rights thereunder shall immediately become null and void.

            (E) EXERCISE. Except as otherwise permitted by the Committee, or as provided in Section 6.4, or as elsewhere provided in this Section 6.3(e), Options must be exercised, or shall be forfeited, in accordance with the following time limitations:

                  (I) TERMINATION BY REASON OF DEATH. If the Optionee incurs a Termination of Service by reason of death, any Option held by such Optionee on the Optionee's date of death may thereafter be exercised, to the extent it was exercisable on the date of the Optionee's death, for a period of one year from the date of death or until the expiration of the stated term of such Option, whichever period is shorter.

                  (II) TERMINATION BY REASON OF DISABILITY. If the Optionee incurs a Termination of Service by reason of Disability, any Option then held by such Optionee may thereafter be exercised to the extent it was exercisable on the date of such Termination of Service for a period of one year from the date of such Termination of Service or until the expiration of the stated term of such Option, whichever period is shorter.

                  (III) TERMINATION BY REASON OF RETIREMENT.  If the Optionee
            incurs a Termination of Service by reason of Retirement, any Option held by such Optionee may thereafter be exercised, to the extent it was exercisable on the date of the Optionee's Termination of Service, for a period of two years from the date of such Termination of Service or until the expiration of the stated term of such Option, whichever period is shorter.

                  (IV) OTHER TERMINATION. Unless otherwise determined by the Committee, if the Optionee incurs a Termination of Service for Cause, all Options then held by such Optionee shall terminate and may not be exercised from and after the effective date of such Termination of Service. If an Optionee incurs a Termination of Service for any reason other than death, Disability, Retirement, or Cause, any Option then held by the Optionee, to the extent it was exercisable on the date of such Termination of Service, may be exercised for a period of three months from the date of such Termination of Service or until the expiration of the stated term of such Option, whichever period is shorter.

                  (V) DEATH AFTER TERMINATION. If the Optionee dies subsequent to a Termination of Service for any reason other than Cause, then, notwithstanding any other limitation on the exercise of the Optionee's Option set forth in subparagraphs (i), (ii),
            (iii), or (iv), any Option held by such Optionee on the Optionee's date of death may thereafter be exercised, to the extent it was exercisable on such date, for a period of one year from the date of death or until the expiration of the stated term of such Option, whichever period is shorter.

                  (VI) CHANGE IN CONTROL. Notwithstanding any other provision of this Plan to the contrary, in the event the Optionee incurs a Termination of Service other than for Cause during the twelve-month period following a Change in Control, any Option held by such Optionee may thereafter be exercised by the Optionee, to the extent it was exercisable at the time of such Termination of Service, for
            (A) the longer of (1) one year from the date of such Termination of Service or (2) such other period as may be provided in the Plan from such Termination of Service, or (B) until expiration of the stated term of such Option, whichever period is shorter.
                                       -10-
      Notwithstanding any other provisions of this Section 6.3(e), the exercisability of any Option shall be determined in regard to the status of the Optionee to which the Grant was attributable. Options granted to an Optionee by reason of his Employment shall be exercisable in accordance with the foregoing provisions of subparagraphs (i)-(v) with respect to the later of his Termination of Service as an Employee or, if such Employee is also a Director, his Termination of Service as a Director. Options granted by reason of the Optionee's status as a Director shall be exercisable in accordance with the foregoing provisions of subparagraphs (i)-(v) only with respect to his Termination of Service as a Director. If an Incentive Stock Option is exercised after the expiration of the post-termination exercise periods that apply for purposes of Section 422 of the Code, such Incentive Stock Option will thereafter be treated as a Non-Qualified Stock Option.

            (F)   (RESERVED)

            (G) ADDITIONAL RESTRICTIONS RELATING TO INCENTIVE STOCK OPTIONS. To the extent that the aggregate Fair Market Value (determined as of the time the Option is awarded) of the Shares for which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under the Plan, any Prior Plans, or any other plan of the Company or a Subsidiary) exceeds $100,000 (or such other individual limit as may be in effect with regard to incentive stock options under the Code on the date of award), such Options shall not be Incentive Stock Options. No Incentive Stock Option shall be awarded to a Director or to an Optionee who, at the time such Option is awarded, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary within the meaning of Section 422(b)(6) of the Code unless (i) at the time the Option is awarded, the Option Price is at least 110% of the Fair Market Value of the Shares subject to the Option, and (ii) such Option by its terms is not exercisable after the expiration of five years from the date such Option is awarded.

            (H) LIMITATION ON OPTION AWARDS. No Optionee may be awarded Options under the Plan in any calendar year with respect to more than 500,000 Shares.

      SECTION 6.4.TERMINATION OR LAPSE OF OPTIONS. Each Option shall terminate or lapse upon the first to occur of (a) the expiration date set forth in the applicable Option Agreement, (b) the date on which the Option is deemed to be forfeited or terminated under the terms of the Plan or the Option Agreement,
(c) the applicable date set forth in Section 6.3(b), or (d) the date which is the day next following the last day such Option could be exercised under
Section 6.3(e).

      SECTION 7.  EXERCISE AND PAYMENT OF OPTION PRICE.

      SECTION 7.1.EXERCISE OF OPTIONS. Each Option shall be exercised as to all or a portion of the Shares subject to the Option by written notice to the Company setting forth the exact number of Shares as to which the Option is being exercised and including with such notice
                                       -11-
payment of the Option Price (plus the minimum required tax withholding).
The date of exercise shall be the date such written notice and payment have been delivered (in cash or in such other manner as provided in Section 7.2) to the Secretary of the Company either in person or by depositing said notice and payment in the United States mail, postage pre-paid and addressed to such officer at the Company's principal office.

      SECTION 7.2.PAYMENT FOR SHARES. Payment of the Option Price (plus required tax withholding) attributable to the exercise of an Option or any portion thereof may be made (a) by tendering cash (in the form of a check or otherwise) in such amount, (b) with the consent of the Committee, by tendering, by either actual delivery of Shares owned by the Optionee or by attestation, Shares with a Fair Market Value on the date of exercise equal to such amount,
(c) with the consent of the Committee, by instructing the Committee to withhold a number of Shares having a Fair Market Value on the date of exercise equal to the aggregate exercise price of such Option, (d) by delivering a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the sale or loan proceeds equal to such amount, or (e) any combination of (a), (b), (c), and (d); provided, however, that any Shares delivered in payment of the Option Price pursuant to clause (b) shall have been purchased on the open market and held by the Optionee for at least six months at the time of exercise of the Option.

      SECTION 7.3.ISSUANCE OF SHARES. No certificates representing Shares shall be issued until full payment therefor has been made. An Optionee shall have all of the rights of a shareholder of the Company holding the Common Stock that is subject to such Option (including, if applicable, the right to vote the Shares and the right to receive dividends) when the Optionee has given written notice of exercise, has paid in full for such Shares, has, if requested, given the representation described in Section 16, and a certificate representing the Shares have been issued by the registrar and transfer agent for the Common Stock.

      SECTION 8.  AWARDING OF RESTRICTED STOCK.

      SECTION 8.1.AWARDS BY COMMITTEE. Restricted Stock shall be awarded to such eligible individuals, as determined by the provisions of Section 5, as the Committee may, from time to time and at any time, select. Membership of an employee or a prospective employee in a class of management, administrative, or professional employees or election as a Director shall not, without specific Committee action, entitle such person to receive an award of Restricted Stock.

      SECTION 8.2.GRANT AGREEMENT. Each award of Restricted Stock shall be evidenced by a Grant Agreement, the terms of which may differ from other Grant Agreements. Each Grant Agreement shall be signed on behalf of the Company and the Grantee, and shall set forth with respect to the Restricted Stock awarded therein, the name of the Grantee, the date awarded, the number of Shares subject to the Grant Agreement, and such other terms and conditions of vesting consistent with the Plan as determined by the Committee. Each Grant Agreement shall be entered into subject to, and shall incorporate by reference, all terms, conditions, and limitations
                                       -12-
set forth in the Plan. For purposes of Section 8.3(e), Shares which are the subject of an award of Restricted Stock shall remain subject to the Grant Agreement which evidenced such award until the Vesting Period shall have been completed with respect to such Shares.

      SECTION 8.3.TERMS AND CONDITIONS OF GRANTS OF RESTRICTED STOCK. In addition to any other terms, conditions, and limitations specified in the Plan, each award of Restricted Stock hereunder shall, as to each Grantee, satisfy the following requirements:

            (A) DATE OF AWARD. Restricted Stock must be awarded on or before June 21, 2010.

            (B) VESTING AND OTHER TERMS AND CONDITIONS. The Committee may at the time of award impose such terms and conditions on the vesting of the

      Restricted Stock subject to an award as it deems necessary or desirable for such award (i) to fulfill the purpose of this Plan, including the requirement that settlement of a Grant be conditioned upon achievement of Performance Goals or the continued service of the Grantee either before or after, as applicable, the achievement of Performance Goals, and (ii) to be exempt under Section 16(b) of the Exchange Act, and the regulations promulgated thereunder, or (iii) to qualify as a Qualified Performance-Based Grant.

            (C) RECORDS OF RESTRICTED STOCK. Shares of Restricted Stock shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates. Any certificate issued in respect of shares of Restricted Stock shall be registered in the name of the Grantee and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award, substantially in the following form:

            "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Wausau Paper Corp. 2000 Stock Incentive Plan and a Restricted Stock Agreement. Copies of such Plan and Agreement are on file with the Secretary of the Corporation."

      The Committee may require that the certificates evidencing such Shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any award of Restricted Stock, the Grantee shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such award.

            (D) LIMITATIONS ON TRANSFERABILITY. Subject to the provisions of the Plan and the Restricted Stock Agreement, during the period which commences with the date of an award, and which ends on the expiration of the Vesting Period, the Grantee shall not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of Restricted Stock.
                                       -13-
            (E) FORFEITURE OR VESTING UPON THE OCCURRENCE OF CERTAIN EVENTS. Except to the extent otherwise provided in the applicable Grant Agreement, upon a Grantee's Termination of Service for any reason during the Vesting Period, all shares of Restricted Stock still subject to restriction shall be forfeited by the Grantee; provided, however, that
      (i) all Restricted Stock shall become fully vested upon the death, Disability, or Retirement of the Grantee, if such Grant was not intended to be a Qualified Performance-Based Grant, (ii) all Restricted Stock shall become fully vested upon the death or Disability of the Grantee, if such Grant were intended to be a Qualified Performance Based Grant, and
      (iii) that all Shares subject to a Grant Agreement shall be forfeited if the Grantee incurs a Termination of Employment for Cause.

            (F) LIMITATION ON GRANTS. No Qualified Performance-Based Grant in excess of 100,000 shares of Restricted Stock shall be awarded to any Grantee in any calendar year.

            (G) DISTRIBUTION OF DIVIDENDS. Notwithstanding any other provision of this Plan, dividends which are deferred and held or reinvested as determined by the Committee pursuant to the provision of this Section 8.3 shall be distributed promptly upon, and in no event later than the 15th day of the third month following, the vesting of the underlying Restricted Stock to which such dividends are attributable.

      SECTION 8.4.RIGHTS OF SHAREHOLDER. Except as provided in Section 8.3, this Section 8.4, and the Grant Agreement, a Grantee shall have, with respect to the shares of Restricted Stock, all of the rights of a shareholder of the Company holding the Common Stock that is the subject of a Grant Agreement, including the right to vote the Shares and the right to receive any cash dividends. If so determined by the Committee, (a) cash dividends on the Common Stock that is the subject of the Grant Agreement shall be automatically deferred and held, without interest, subject to the vesting of the underlying Restricted Stock, (b) cash dividends on the Common Stock that is the subject of the Grant Agreement shall be automatically deferred and reinvested in additional Restricted Stock, held subject to the vesting of the underlying Restricted Stock, or held subject to meeting performance goals or vesting applicable only to dividends, or (c) dividends payable in Common Stock shall be paid in the form of Restricted Stock, held subject to the vesting of the underlying Restricted Stock, or held subject to meeting Performance Goals applicable only to dividends; provided, however, that reinvestment of dividends in additional Restricted Stock at the time of any dividend payment shall occur only if sufficient Shares are then available under Section 3 after taking into account all then outstanding Grants.

      SECTION 8.5.ISSUANCE OF SHARES. No certificates representing unrestricted Shares shall be issued to a Grantee nor will the restrictions imposed pursuant to this Section 8 lapse until adequate provision for the payment of the Grantee's income tax withholding has been made by such Grantee or until the adjustment in the number of Shares provided for in Section 11 has been made. If and when the Vesting Period expires without a prior forfeiture of the Restricted Stock, subject to the satisfaction of the Grantee's obligations under the Restricted Stock Agreement, certificates without the restrictive legend provided for in Section 8.3(c) shall be delivered to the
                                       -14-
Grantee upon surrender of the certificates issued as of the date of the award and bearing the legend provided for by Section 8.3(c).

      SECTION 8.6.WAIVER OF SECTION 83(B) ELECTION. Unless otherwise provided by the Committee, as a condition of receiving a Grant of Restricted Stock, a Grantee shall waive the right to make an election under Section 83(b) of the Code to report the value of the Grant as income on the Date of Grant.

      SECTION 9.  AWARDING OF PERFORMANCE UNITS.

      SECTION 9.1.AWARDS BY COMMITTEE. Performance Units shall be awarded to such eligible individuals, as determined by the provisions of Section 5, as the Committee may, from time to time, select. Membership of an employee or a prospective employee in a class of management, administrative, or professional employees or election as a Director shall not, without specific Committee action, entitle such person to receive an award of Performance Units.

      SECTION 9.2.GRANT AGREEMENT. Each award of Performance Units shall be evidenced by a Grant Agreement, the terms of which may differ from other Grant Agreements. Each Grant Agreement shall be signed on behalf of the Company and the Grantee, and shall set forth with respect to the Performance Units awarded therein, the name of the Grantee, the date awarded, the number of Performance Units, and such other terms and conditions consistent with the Plan as determined by the Committee. Each Grant Agreement shall be entered into subject to, and shall incorporate by reference, all terms, conditions, and limitations set forth in the Plan.

      SECTION 9.3.TERMS AND CONDITIONS OF GRANTS OF PERFORMANCE UNITS. In addition to any other terms, conditions, and limitations specified in the Plan, each award of Performance Units hereunder shall, as to each Grantee, satisfy the following requirements:

            (A) DATE OF AWARD. Performance Units must be awarded on or before June 21, 2010.

            (B) VESTING AND OTHER TERMS AND CONDITIONS. The Committee may at the time of award impose such terms and conditions on the vesting of the Performance Units subject to an award as it deems necessary or desirable for such award (i) to fulfill the purpose of this Plan, including the requirement that settlement of a Grant be conditioned upon achievement of Performance Goals or the continued service of the Grantee either before or after, as applicable, the achievement of Performance Goals, (ii) to be exempt under Section 16(b) of the Exchange Act, and the regulations promulgated thereunder, or (iii) to qualify as Qualified Performance-Based Grants.

            (C) LIMITATIONS ON TRANSFERABILITY. Subject to the provisions of the Plan and the Grant Agreement, during the period which commences with the date of an award, and which ends on the expiration of the Vesting Period, the Grantee shall not be permitted to
                                       -15-
      sell, assign, transfer, pledge or otherwise encumber the Performance Units subject to such agreement.

            (D) FORFEITURE OR VESTING UPON THE OCCURRENCE OF CERTAIN EVENTS. Except to the extent otherwise provided in the applicable Grant Agreement, upon a Grantee's Termination of Service for any reason during the Vesting Period, all Performance Units not yet vested shall be forfeited by the Grantee; provided, however, that (i) all Performance Units shall become fully vested upon the death, Disability, or Retirement of the Grantee, if such Grant was not intended to be a Qualified Performance-Based Grant, (ii) all such Performance Units shall become fully vested upon the death or Disability of the Grantee, if such Grant was intended to be a Qualified Performance-Based Grant, and (iii) that all Performance Units shall be forfeited if the Grantee incurs a Termination of Employment for Cause.

            (E) LIMITATION ON GRANTS. No Qualified Performance-Based Grant in excess of 100,000 Performance Units (each such Unit attributable to one share of Common Stock) shall be awarded to any Grantee in any calendar year.

      SECTION 9.4.SETTLEMENT OF GRANTS. In addition to any other terms and conditions of a Grant which may be provided for under the Plan, the Committee shall, at the end of each applicable Vesting Period, determine the number of Performance Units which have become vested upon satisfaction of the applicable Performance Goals, conditions of continued employment, or other conditions, and shall then provide that such Performance Units shall be settled by delivery of
(i) shares of Common Stock equal to the number of Performance Units vested,
(ii) cash equal to the Fair Market Value of such number of shares of Common

Stock attributable to the number of Performance Units vested, or (iii) any combination thereof as the Committee deems appropriate ("Delivery"), subject to any deferral election made by the Grantee pursuant to Section 9.5. To the extent not deferred pursuant to Section 9.5, Delivery shall be made to the Grantee promptly upon, and in no event later than the 15th day of the third month following, the date on which all conditions to the vesting of such Performance Units have been satisfied.

      SECTION 9.5.DEFERRAL OF RECEIPT. A Grantee may elect to defer delivery for a specified period, subject in each case to the Committee's approval and to such terms as are determined by the Committee. Any election to defer delivery must be made in accordance with such rules and procedures as may from time to time and at any time be adopted by the Committee and shall further comply with all applicable provisions of Code Section 409A.

      SECTION 9.6.ISSUANCE OF SHARES. No certificates representing unrestricted Shares shall be issued to a Grantee until adequate provision for the payment of the Grantee's income tax withholding has been made by such Grantee or until the adjustment in the number of Shares provided for in Section 11 has been made. If and when the Vesting Period expires without a prior forfeiture of the Performance Units, subject to the satisfaction of the Grantee's obligations
                                       -16-
under the Performance Unit Agreement, certificates representing Shares to be delivered pursuant to Section 9.5 shall be delivered to the Grantee.

      SECTION 10. DIVIDEND EQUIVALENT PAYMENTS. The Committee may award Dividend Equivalents with respect to some or all of the shares of Common Stock covered by Performance Units in an amount equal to, and commensurate with, dividends declared by the Board and paid on Common Stock. Dividend Equivalents payable on Performance Units may be paid in cash, Restricted Stock, Performance Units, or in Common Stock at the discretion of the Committee. The Committee may award Dividend Equivalents with respect to any Performance Unit for all or any portion of its term and may condition such award on the satisfaction of Performance Goals. Distribution of Dividend Equivalents attributable to a Grant of Performance Units shall be made coincident with Delivery of the Performance Units pursuant to Section 9.4.

      SECTION 11. TAX WITHHOLDING. The delivery of Shares to a Grantee or any other person under the Plan is subject to withholding of all applicable taxes, and the Committee may condition the delivery of any Shares or other benefits on satisfaction of applicable withholding obligations. The Company may withhold from the settlement of any award of Performance Units in cash the applicable amount of withholding taxes. Otherwise, the Grantee must satisfy all applicable federal, state and local income tax withholding requirements by delivering to the Company at the time of the exercise of an Option or the lapse or satisfaction of any condition to vesting of Performance Units or Restricted Stock, as the case may be, such amount of money, with the consent of the Committee, Shares having a Fair Market Value equal to the amount determined by the Company as required to meet its withholding obligation under applicable tax laws or regulations, or, with the consent of the Committee, may direct the Company to withhold from any certificate for Shares then or thereafter issuable to the Grantee, that number of Shares having a Fair Market Value equal to any tax required to be withheld by reason of such exercise or vesting.

      SECTION 12. CHANGE IN CONTROL.

      SECTION 12.1.ADJUSTMENT OF OPTIONS.

            (A)   VESTING AND CASH PAYMENT.  In the event of a Change in
      Control,

                  (i) all Options outstanding on the date on which such Change in Control has occurred (the "Change in Control Date") (A) shall, to the extent not then exercisable or vested, immediately become exercisable in full and all conditions relating to the vesting of Restricted Stock shall be deemed to have been satisfied on the Change in Control Date, and (B) each Optionee may elect (the Optionee's "Election Right") with respect to each Option held by such Optionee on the Change in Control Date to surrender such Option for an immediate lump sum cash payment in an amount equal to the product of (A) the number of Shares then subject to the Option as to which the election is being exercised multiplied by (B) the excess, if any, of (1) the greater of (a) the Change
                                       -17-
            in Control Price or (b) the highest Fair Market Value of a Share on any day in the 60-day period ending on the Change in Control Date, over (2) the Option Price of such Option. For purposes of this Section 12.1(a), the "Change in Control Price" shall mean, if the Change in Control is the result of a tender or exchange offer or a Corporate Transaction (as defined in Section 12.2(c)), the highest price per Share paid in such tender or exchange offer or Corporate Transaction, and, to the extent that the consideration paid in any such transaction consists all or in part of securities or other noncash consideration, the value of such securities or other noncash consideration shall be determined in the sole discretion of the Committee;

                  (ii) The restrictions and deferral limitations applicable to any Restricted Stock shall lapse, and such Restricted Stock shall become free of all restrictions and become fully vested and transferable to the full extent of the original Grant;

                  (iii) All Performance Units and Dividend Equivalents shall be considered to be earned and payable in full, and any deferral or other restriction shall lapse and such Performance Units shall be settled in cash not later than the 5th business day following the first to occur of (A) the last day of the Vesting Period with respect to such Performance Units or Dividend Equivalents, as the case may be, and (B) the Grantee's Termination of Service; and

                  (iv) The Committee may also make additional adjustments and/or settlements of outstanding Grants as it deems appropriate and consistent with the Plan's purpose.

            (B) ELECTION. The exercise of an Election Right must be in writing, specify the Option or Options and the number of Shares as to which the election is being exercised, and be delivered to the Secretary of the Company either in person or by depositing said notice and payment in the United States mail, postage pre-paid and addressed to such officer at the Company's home office on or before the 60th day following the Change in Control Date.

            (C) PAYMENT DATE. All payments due an Optionee pursuant to the provisions of this Section 12.1 shall be made by the Company on or before the 5th business day following the date on which the Optionee's election has been delivered to the Company pursuant to Section 12.1(b).

      SECTION 12.2.DEFINITION OF "CHANGE IN CONTROL". For purposes of the Plan, a "Change in Control" means the happening of any of the following events:

            (a) The acquisition by any individual, entity, or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership
                                       -18-
     (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of common stock of the Corporation (the "Outstanding Corporation Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors
     (the "Outstanding Corporation Voting Securities"); excluding, however, the following: (A) any acquisition directly from the Corporation other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Corporation, (B) any acquisition by the Corporation, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any entity controlled by the Corporation, (D) any acquisition pursuant to a transaction which complies with clauses (i), (ii), and (iii) of paragraph (c) of this
      Section 12.2, (E) except as provided in paragraphs (d) and (e), any acquisition by any of the Woodson Entities or any of the Smith
      Entities, or (F) any increase in the proportionate number of shares of Outstanding Corporation Common Stock or Outstanding Corporation
      Voting Securities beneficially owned by a Person to 20% or more of the shares of either of such classes of stock if such increase was solely the result of the acquisition of Outstanding Corporation Common Stock or Outstanding Corporation Voting Securities by the Corporation; provided, however, that this clause (F) shall not apply to any acquisition of Outstanding Corporation Common Stock or Outstanding Corporation Voting Securities not described in clauses (A), (B), (C), (D), or (E) of this paragraph (a) by the Person acquiring such shares which occurs after such Person had become the beneficial owner of 20% or more of either the Outstanding Corporation Common Stock or Outstanding Corporation Voting Securities by reason of share purchases by the Corporation; or

            (b) A change in the composition of the Board such that the individuals who, as of the Effective Date, constitute the Board (such Board shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of the Plan, that any individual who becomes a member of the Board subsequent to the Effective Date whose election, or nomination for election by the Corporation's shareholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be deemed to be and shall be considered as though such individual were a member of the Incumbent Board, but provided, further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so deemed or considered as a member of the Incumbent Board; or

            (c) Consummation of a reorganization, merger or consolidation, or sale or other disposition of all or substantially all of the assets of the Corporation or the acquisition of the assets or securities of any other entity (a "Corporate Transaction"); excluding, however, such a Corporate Transaction pursuant to which (i) all or
                                       -19-
 substantially all of
      the individuals and entities who are the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Corporation or all or substantially all of the Corporation's assets either directly or through one or more subsidiaries) (the "Resulting Corporation") in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be,
      (ii) no Person (other than the Corporation, any employee benefit plan (or related trust) of the Corporation, any Woodson Entity, any Smith Entity, or such Resulting Corporation) will beneficially own, directly or indirectly, 20% or more of, respectively, the outstanding shares of common stock of the Resulting Corporation or the combined voting power of the then outstanding voting securities of such Resulting Corporation entitled to vote generally in the election of directors except to the extent that such ownership existed with respect to the Corporation prior to the Corporate Transaction, and (iii) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the Resulting Corporation; or

            (d) the Woodson Entities acquire beneficial ownership of more than 35% of the Outstanding Corporation Common Stock or Outstanding Corporation Voting Securities or of the outstanding shares of common stock or the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the Resulting Corporation; or

            (e) the Smith Entities acquire beneficial ownership of more than 35% of the Outstanding Corporation Common Stock or Outstanding Corporation Voting Securities or of the outstanding shares of common stock or the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the Resulting Corporation; or

            (f) The approval by the shareholders of the Corporation of a complete liquidation or dissolution of the Corporation.

      For purposes of this Section 12.2, the term "Woodson Entities" shall mean Aytchmonde P. Woodson, Leigh Yawkey Woodson, and Alice Richardson Yawkey, members of their respective families and their respective descendants (the "Woodson Family"), heirs or legatees of any of the Woodson Family members, transferees by will, laws of descent or distribution, or by operation of law of any of the foregoing (including any such transferees) (including any executor or administrator of any estate of any of the foregoing), any trust established by any of Aytchmonde P. Woodson, Leigh Yawkey

      Woodson, or Alice Richardson Yawkey, whether pursuant to last will or otherwise, any partnership, trust, or other entity established primarily for the benefit of, or any other Person the beneficial owners of which consist primarily of, any of the foregoing or any Affiliates or Associates of any of the foregoing or any charitable trust or foundation to which any of the foregoing transfers or may transfer securities of the Corporation (including any beneficiary or trustee, partner, manager, or director of any of the foregoing, or any other Person serving any such entity in a similar capacity).

      For purposes of this Section 12.2, the term "Smith Entities" shall mean David B. Smith and Katherine S. Smith, members of their respective families and their respective descendants (the "Smith Family"), heirs or legatees of any of the Smith Family members, transferees by will, laws of descent or distribution, or by operation of law of any of the foregoing (including of any such transferees) (including any executor or administrator of any estate of any of the foregoing), any trust established by either of David B. Smith or Katherine S. Smith, whether pursuant to last will or otherwise, any partnership, trust, or other entity established primarily for the benefit of, or any other Person the beneficial owners of which consist primarily of, any of the foregoing or any Affiliates or Associates of any of the foregoing or any charitable trust or foundation to which any of the foregoing transfers or may transfer securities of the Corporation (including any beneficiary or trustee, partner, manager, or director of any of the foregoing, or any other Person serving any such entity in a similar capacity).

      For purposes of this Section 12.2, the terms "Affiliate" and "Associate" shall have the meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act as in effect on the date of this Plan.

      SECTION 13. DELIVERY OF CERTIFICATES. Notwithstanding any other provision of the Plan or agreements made pursuant thereto, the Company shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to fulfillment of all of the following conditions:

            (a) Listing or approval for listing upon notice of issuance of such Shares on the exchange or over-the-counter market as may at the time be the principal market for the Common Stock;

            (b) Any registration or other qualification of the Shares under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Committee shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable; and

            (c) Obtaining any other consent, approval, or permit from any state or federal governmental agency which the Committee shall, in its absolute discretion after receiving the advice of counsel, determine to be necessary or advisable.
                                       -21-
      SECTION 14. SECTION 409A COMPLIANCE. Notwithstanding any other provision of the Plan or any election made or permitted to be made hereunder, no election as to the timing or form, or both, of the distribution of a Participant's Account, no other distribution otherwise provided for by this Plan, and no other action by the Committee shall be effective or made, as the case may be, if such timing or form of distribution would cause the Plan to fail to meet the requirements of Code Section 409A or cause the Participant to be subject to the interest and additional tax imposed pursuant to Code Section 409A(a)(1)(B), and any such election or such other provision shall be modified in the operation of the Plan so that the timing or form of distribution, or both, as the case may be, corresponds as closely as possible to such election or other provision, but will then comply with the requirements of Code Section 409A so as to preclude the application of Code Section 409A(a)(1)(B).

      SECTION 15. AMENDMENT AND TERMINATION OF PLAN.

      SECTION 15.1.AMENDMENT OF PLAN. The Committee may amend the Plan from time to time and at any time; provided, however, that (a) except as specifically provide herein, no amendment shall, in the absence of written consent to the change by the affected Grantee, adversely affect such Grantee's rights under any Grant which has been awarded prior to the amendment except to the extent such amendment is, in the sole opinion of the Committee, required to comply with any stock exchange rules, accounting rules, or laws applicable to the Company or the Plan, (b) no amendment with respect to the maximum number of Shares which may be issued pursuant to Grants under the Plan or to any individual in any calendar year made be made unless approved by a majority of the Shares entitled to vote at a meeting of the shareholders if such amendment would, in the absence of such approval and in the sole opinion of the Committee, have an adverse effect on the Company under applicable tax or securities laws or accounting rules, and (c) no amendment shall be made without the approval of the Company's shareholders to the extent such approval is required by applicable law or stock exchange rules.

      SECTION 15.2.TERMINATION OF PLAN. The Plan shall terminate on the first to occur of (a) June 21, 2010 or (b) the date specified by the Committee as the effective date of Plan termination; provided, however, that the termination of the Plan shall not limit or otherwise affect any Grants outstanding on the date of termination.

      SECTION 16. INVESTMENT INTENT. The Committee may require each Grantee or other person purchasing or receiving Shares pursuant to the exercise of an Option or the Grant of Performance Units or Restricted Stock, to represent to and acknowledge that the Shares, if not registered by the Company under the Securities Act of 1933 (the "1933 Act"), may not be freely transferable by the holder after exercise of the Option or receipt of a Grant, that by acceptance of an Option, Shares, Performance Units, Dividend Equivalents, or Restricted Stock, that such Grantee or other person understands that the application of the 1933 Act may restrict the transfer of such Shares, and that Shares which are unregistered under the 1933 Act will be acquired for the account of the Grantee or other person for investment only and not with a view to offer for sale or for sale in connection with the distribution or transfer thereof. Certificates issued by the Company and representing Shares acquired pursuant to the exercise of an Option or Grant of
                                       -22-
Performance Units, Dividend Equivalents, or Restricted Stock may include any legend or legends which the Company deems appropriate to reflect any restrictions imposed under the 1933 Act.

      SECTION 17. AVAILABILITY OF INFORMATION.

      SECTION 17.1.REGISTERED SHARES. If the Shares subject to a Grant have been registered pursuant to the 1933 Act, the Company shall provide the Grantee with such information as may be required under the applicable registration form on which such Shares were registered.

      SECTION 17.2.UNREGISTERED SHARES. If the Shares subject to a Grant are not registered or to be registered under the 1933 Act, the Company shall furnish each Grantee with (a) a copy of the Plan and the Company's most recent annual report to its shareholders at the time the Grant Agreement is delivered to the Grantee and (b) a copy of each subsequent annual report and proxy statement, on or about the same date as such report shall be made available to shareholders of the Company. Whether or not the shares are, or are to be, registered under the 1933 Act, the Company will furnish, upon written request addressed to the Secretary of the Company, but at no charge to the Grantee or any duly authorized representative of the Grantee, a copy of the Plan and copies of all reports filed by the Company with the Securities and Exchange Commission, including, but not limited to, the Company's annual reports on Form 10-K, its quarterly reports on Form 10-Q, its current reports on Form 8-K, and its proxy statements. Notwithstanding the foregoing provisions of this Section 17, the Company shall not be required to furnish any such report or statement if a copy of such report is otherwise provided to the Grantee in connection with another plan maintained by the Company or such Grantee's status as a shareholder of the Company.

      SECTION 18. LIMITATION OF RIGHTS.

      SECTION 18.1.CONDITIONS OF SERVICE. Neither the Plan nor any Grant Agreement shall constitute a contract of employment and participation in or eligibility for participation in the Plan shall not confer upon any employee the right to be continued as an employee of the Company or any present or future Subsidiary or as a Director. The Company and each Subsidiary hereby expressly reserve the right to terminate the employment of any employee, with or without cause, as if the Plan and any Grants awarded pursuant to it were not in effect.

      SECTION 18.2.COMPANY ASSETS. Neither the Grantee nor any other person shall, by reason of receiving a Grant, acquire any right, title, or interest in any assets of the Company or any Subsidiary by reason of such Grant or the Plan. To the extent the Grantee or any other person shall acquire a right to receive payments from the Company pursuant to a Grant or the Plan, such right shall be no greater than the right of any unsecured general creditor of the Company.

      SECTION 19. COMPLIANCE WITH APPLICABLE LAWS. Notwithstanding any provision of this Plan to the contrary, if at any time the Company shall be advised by its counsel that the
                                       -23-
exercise of any Option or the delivery of Shares upon the exercise of an Option or Grant of Performance Units, Dividend Equivalents, or Restricted Stock is required to be approved, listed, registered, or qualified under any securities law, that certain actions must be taken under the rules of any stock exchange or over-the-counter market, that such exercise or delivery must be accompanied or preceded by a prospectus or similar circular meeting the requirements of any applicable law, or that some other action is required to be taken by the Company in compliance with applicable law, the Company will use reasonable efforts to take all actions required within a reasonable time, but exercise of the Options or delivery by the Company of certificates for Shares may be deferred until the Company shall be in compliance with all such requirements.

      SECTION 20. GOVERNING LAW. The Plan, each Grant awarded hereunder and the related Grant Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the internal laws of the State of Wisconsin and construed in accordance therewith without giving effect to the principles of conflicts of laws applied by any state.
                                       -24-